UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2019

Date of reporting period: March 29, 2019

Kavilco Incorporated Newsletter

March, 2019

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents has not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

Dividend Checks Are Processed Directly From the Bank & Come in a Wells Fargo Envelope

President's Report

Louis L. Jones, Sr. President

Dear Shareholders,

Your board of directors has been presented with the complex idea of making money and managing our land by selling the carbon credits. This would mean that polluting companies may wish to pay Kavilco not to cut down their trees in certain areas. With Kavilco being the only Native Corporation in Alaska that operates as a registered investment company subject to Security Exchange Commission (SEC) and Internal Revenue Service (IRS) regulations that allow us to not pay Federal tax, and provide constant monitoring of the board of directors and staff as a valuable safeguard to shareholders, this is not as easy as it sounds. No other company, regulated by the SEC, that I am aware of, manages and owns land. Accordingly, the sale of carbon credits will most likely be in violation of SEC and IRS regulations and will take some time to look into. This may turn out to be an economically viable way to manage our land if it comes to fruition.

Kavilco is also working with the Kasaan Haida Heritage Foundation (KHHF) on the Kasaan Totem Park. There are two totems in particular that need to be restored, the whale totem, and the more critical bear totem, whose face fell off. The KHHF will be contracting a carver to replace the bear face and restore the bear totem first.

As your President I work in Kasaan from April through October managing the operations out there and working in person with the Organized Village of Kasaan, and the City of Kasaan. Kasaan is a beautiful place to live and visit, and as a Kavilco shareholder, I encourage you to make your way here and to look me up when you do.

Sincerely,

KAVILCO INCORPORATED

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Dividend Declaration

I am pleased to announce that on March 15, 2019, the Kavilco Board of Directors declared a cash dividend of $29.00 per share (long term capital gains are unknown at this time.) This dividend was paid to shareholder of record as of March 18, 2019. The dividend was payable on March 21, 2019 and reflects un-distributed earnings from 2018.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 21% federal income tax rate. For shareholders with 100 shares your dividend is $2,900.00. The Spring dividend completes the distribution of earnings for 2018; combined with the Fall dividend the total earnings distribution for 2018 is $99.00 per share.

If Kavilco was not a Registered Investment Company and had to pay income tax your spring dividend after tax would have been $2,291.00. You receive an additional $609.00 because Kavilco does not have to pay federal income tax.

Port of Kasaan - 2019 Cruise Ship Schedule

Shareholders ~ In Memoriam

Nettie McDaniel (Ralph) 1949 - 2018

Original Shareholder

Rest in Peace

Portfolio

You will notice from the Audited Investment Income graph below that income is still declining, however, the spring dividend increased from $11.00 per share in 2018 to $29.00 per share this year. The reason for the increase is twofold; first, over the past two years a number of companies that we have invested in have reorganize, spun off a separated entity, or merged. Sometimes these transactions have resulted in losses. The confusing issue is how do we assess the impact to earnings when one of these transactions occurs and if it will impact earnings? Unfortunately, we have to employ a wait and see attitude. Last year three of the companies in our portfolio merged. It wasn’t until January of this year, when we received the custodial statement, that, fortunately, the result of the mergers would not impact earnings. However, to hedge against potential losses, a number of securities were sold in November and December for gains to offset potential losses. Accordingly, the gains had a positive impact on your dividend.

Lastly, Alaska Native Corporations share on a pro rata basis proceeds from sales of minerals and/or extractions from the sub-surface estate on Alaskan corporations land. In addition, the sales of trees from regional corporations are added into the mix. In 2018, Kavilco received a record high payment for these royalties that enhanced your dividend.

Looking ahead to 2019, reinvestment risk still plagues Kavilco’s investment income (dividend and interest income). That is, bonds were purchased over seven years ago had substantially higher interest rates than are available in today’s bond market. The only alternative is to purchase dividend yielding stocks, unfortunately, maturing bond yields were substantially higher than stock dividend yields. Over next year $1,214,751 in bonds will mature with yields ranging from 4.16% to 5.3%. Once again, it will be very difficult to overcome this loss of interest income.

A number of Alaska Native Corporations have sold carbon credits to California corporations that are deemed to emit carbon dioxide and are penalized for their emissions.

In order to offset the penalties a timber based corporation conducts a survey by a forester to determine how much carbon can be stored in the trees is conducted and is referred to as carbon credits. These carbon credits can be sold to California Corporation’s with the requirement not to harvest their timber for, let’s say, 50 years.

In 2018 the board of directors entertained three proposals to sell carbon credits. Kavilco’s primary problem dealing with credits is that we are subject to Securities and Exchange along with onerous Internal Revenue Service regulations. Based upon our research, credits are not securities as defined by the regulatory authorities which is a primary requirement for all investments. We have not abandoned the idea and will keep looking for ways to legally get around definitional and income requirements.

Board Member Highlight

Kenneth Gordon is of the Raven - Brown Bear Clan of Taas Laa Naas. His mom is Eleanor Carol Young, his grand-father was Robert Philip Young, and grand-mother was Eliza McAlpin.

Kenny has worked on the Kavilco Board of Directors for 25 years. His knowledge of where we have been and where we are going is great. He is always looking ahead at the next best strategy for our financial portfolio and at how to give our shareholders the best return possible.

Thank you Kenny, for your dedication to Kavilco and its shareholders!